UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 16, 2013

Stanley Furniture Company, Inc.

(Exact name of registrant as specified in its charter)

Commission File No. 0-14938

Delaware	54-1272589
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1641 Fairystone Park Highway Stanleytown, Virginia	24168
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (276) 627-2010

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07

Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Stanley Furniture Company, Inc. (the “Company”) was held on April 16, 2013.  The proposals listed below were submitted to a vote of stockholders and are described in more detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 4, 2013.

1. Stockholders elected two directors for a three-year term expiring at the Annual Meeting of Stockholders to be held in 2016.  The election was approved by the following votes:

Director	For	Withheld
D. Paul Dascoli	10,428,224	363,337
Glenn Prillaman	10,541,421	250,140

2.  Stockholders approved, on an advisory basis, the Company’s executive compensation program for its named executive officers disclosed in the Proxy Statement. The proposal was approved by the following votes:

For	Against	Abstain
10,337,182	238,089	216,290

There were no broker non-votes with respect to any of the proposals.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

   STANLEY FURNITURE COMPANY, INC.

Date: April 18, 2013

By:  /s/Micah S. Goldstein_________

      Micah S. Goldstein

Chief Operating and Financial Officer